SCUDDER
        INVESTMENTS


Value Funds II

Scudder Small Cap Value Fund

Supplement to Prospectus Dated February 1, 2001, as revised May 29, 2001

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Zurich Scudder Investments, Inc. ("ZSI"), the investment advisor of Scudder
Small Cap Value Fund (the "Fund"), a series of Scudder Value Series, Inc. ("Value Series"), proposed, and the Board of Directors of Value Series unanimously approved, a sub-advisory agreement between ZSI and Dreman Value Management, L.L.C. ("DVM") for the Fund. Implementation of the subadvisory agreement is subject to shareholder approval. If shareholders approve the agreement, the Fund will change its investment strategy from a quantitative approach to a qualitative low P/E approach and will change its name to Scudder-Dreman Small Cap Value Fund. Fund fees and expenses will not change as a result of the proposal; sub-advisory fees will be paid to DVM by ZSI, not by the Fund. Shareholders will be asked to approve the proposed sub-advisory agreement at a meeting scheduled to be held on or about January 17, 2002, and will receive a proxy statement that will contain additional information about DVM and the proposed sub-advisory agreement.



October 1, 2001